Exhibit 4.25
SUNOCO LP
FIRST SUPPLEMENTAL INDENTURE
3.875% Senior Notes due 2026
6.000% Senior Notes due 2028
4.375% Senior Notes due 2029
This First Supplemental Indenture (this “Supplemental Indenture”), dated as of December 12, 2025, is among Sunoco LP, a Delaware limited partnership (the “Issuer”), the Guarantors (as defined in the Indenture referred to herein), U.S. Bank Trust Company, National Association, as U.S. trustee, and Computershare Trust Company of Canada, as Canadian co-trustee, under the Indenture referred to below (together, the “Trustees”). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Indenture.
WITNESSETH
WHEREAS, the Issuer has heretofore executed and delivered to the Trustees an indenture (the “Indenture”), dated as of November 7, 2025, providing for the issuance of its (i) 3.875% Senior Notes due 2026 (the “2026 Notes”), (ii) 6.000% Senior Notes due 2028 (the “2028 Notes”), and (iii) 4.375% Senior Notes due 2029 (the “2029 Notes” and, together with the 2026 Notes and the 2028 Notes, the “Notes”);
WHEREAS, pursuant to Section 9.01(6) of the Indenture, the Trustees are authorized to execute and deliver this Supplemental Indenture to conform the text of the Indenture or a notation of a Note Guarantee to any provision of the “Description of the New Notes” section of the Offering Memorandum to the extent that such text of this Indenture or such notation of a Note Guarantee was intended to reflect such provision of such “Description of the New Notes”, which intent shall be evidenced by an Officers’ Certificate;
WHEREAS, the current version of the 2026 Notes provides that the Issuer will pay interest semi-annually in arrears on June 16 and December 16 of each year, beginning on June 16, 2026, and the current version of the 2028 Notes provides that the Issuer will pay interest semi-annually in arrears on June 23 and December 23 each year, beginning on June 23, 2026; and
WHEREAS, regarding the date of first interest payment for each of the 2026 Notes and the 2028 Notes described in “Interest Rate on Notes” contained in the “Description of the New Notes” section of the Offering Memorandum, the Issuer has delivered to the Trustees an Officers’ Certificate pursuant to Section 9.01(6) of the Indenture, certifying that the intent of such provision regarding the date of first interest payment for the 2026 Notes is December 16, 2025 and the date of first interest payment for the 2028 Notes is December 23, 2025.

Exhibit 4.25
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
1.    Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
2.    Amendments.
2.1    Exhibit A-1, Form of 2026 Note, of the Indenture shall be amended to reflect December 16, 2025 as the first interest payment date of the 2026 Notes, substantially in the form attached hereto as Appendix I.
2.2    Exhibit A-2, Form of 2028 Note, of the Indenture shall be amended to reflect December 23, 2025 as the first interest payment date of the 2028 Notes, substantially in the form attached hereto as Appendix II.
3.    No Recourse Against Others. None of the Trustees, the General Partner or any past, present or future director, officer, partner, member, employee, incorporator, manager or unit holder or other owner of Equity Interests of the Trustees, the General Partner, the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture, the Note Guarantees or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
4.    NEW YORK LAW TO GOVERN. THE LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.
5.    Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile, email or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.
6.    Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction hereof.
7.    The Trustees. Each of the Trustees shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Issuer.
(Signature page follows.)

Exhibit 4.25
IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.
ISSUER:
Sunoco LP
By: Sunoco GP LLC,
its General Partner
By: /s/ Joseph Kim
Name: Joseph Kim
Title: President and Chief Executive Officer
GUARANTORS:
Sunoco Finance Corp.
By: /s/ Joseph Kim
Name: Joseph Kim
Title: President and Chief Executive Officer
Sunoco, LLC
Sunoco Midstream Holdings LLC
Sunoco Retail LLC
By: Sunoco LP, the sole member of each of Sunoco, LLC, Sunoco Midstream Holdings LLC and Sunoco Retail LLC
By: Sunoco GP LLC, the general partner of Sunoco LP
By: /s/ Joseph Kim
Name: Joseph Kim
Title: President and Chief Executive Officer

Signature Page to the First Supplemental Indenture
(Sunoco LP 3.875% Senior Notes due 2026, 6.000% Senior Notes due 2028 and 4.375% Senior Notes due 2029)

Exhibit 4.25
Aloha Petroleum LLC
By: /s/ Brian A. Hand
Name: Brian A. Hand
Title: President
Aloha Petroleum, Ltd.
By: the Board of Directors
/s/ Robert S. Hood
Robert S. Hood
/s/ Brian A. Hand
Brian A. Hand
/s/Edward S. Pak
Edward S. Pak
Sunmarks, LLC
By: Sunoco Retail LLC, the sole member of Sunmarks, LLC
By: /s/ Joseph Kim
Name: Joseph Kim
Title: President and Chief Executive Officer
Sunoco Midstream LLC
By: Sunoco Midstream Holdings LLC, the sole member of Sunoco Midstream LLC
By: /s/ Joseph Kim
Name: Joseph Kim
Title: Chief Executive Officer

Signature Page to the First Supplemental Indenture
(Sunoco LP 3.875% Senior Notes due 2026, 6.000% Senior Notes due 2028 and 4.375% Senior Notes due 2029)

Exhibit 4.25
NuStar Energy L.P.
NuStar Logistics, L.P.

By:    Riverwalk Logistics, LLC, the general partner of each of NuStar Energy L.P. and NuStar Logistics, L.P.
By:    SunocoCorp Management LLC, its managing member

By: /s/ Joseph Kim
Name: Joseph Kim
Title: President and Chief Executive Officer

NuStar Pipeline Partners L.P.
NuStar Pipeline Operating Partnership L.P.

By:    NuStar Pipeline Company LLC, the general partner of each of NuStar Pipeline Partners L.P. and NuStar Pipeline Operating Partnership L.P.

By: /s/ Joseph Kim
Name: Joseph Kim
Title: President and Chief Executive Officer

NuStar Permian Holdings, LLC

By:    NuStar Logistics, L.P., its sole member
By:    Riverwalk Logistics, LLC, its general partner
By:    SunocoCorp Management LLC, its managing member

By: /s/ Joseph Kim
Name: Joseph Kim
Title: President and Chief Executive Officer
Signature Page to the First Supplemental Indenture
(Sunoco LP 3.875% Senior Notes due 2026, 6.000% Senior Notes due 2028 and 4.375% Senior Notes due 2029)

Exhibit 4.25
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
As U.S. Trustee

By: /s/ Michael Herberger
Name: Michael Herberger
Title:    Vice President
COMPUTERSHARE TRUST COMPANY OF CANADA,
As Canadian Trustee

By:/s/ Corentin Leverrier
Name: Corentin Leverrier
Title:    Manager, Corporate Trust

By:/s/ Luci Scholes
Name: Luci Scholes
Title:    Corporate Trust Officer
Signature Page to the First Supplemental Indenture
(Sunoco LP 3.875% Senior Notes due 2026, 6.000% Senior Notes due 2028 and 4.375% Senior Notes due 2029)

Exhibit 4.25
Appendix I
(Form of 2026 Note)
[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Canadian Legend, if applicable pursuant to the provisions of the Indenture]
[Face of Note]
CUSIP No. ____
ISIN No. ____
3.875% Senior Notes due 2026
No. ______    C$___________
SUNOCO LP

promises to pay to _______________, or registered assigns, the principal sum of ________________ DOLLARS [or such greater or lesser amount as may be indicated on the attached Schedule of Exchanges of Interests in the Global Note]1 on June 16, 2026.
Interest Payment Dates: June 16 and December 16, commencing December 16, 2025.
Record Dates: June 1 and December 1.
[Signature page follows.]

1    This phrase should be included only if the Note is issued in global form.
A-1-1

Exhibit 4.25
SUNOCO LP
By:    Sunoco GP LLC,
its general partner

By:
Name:
Title:

This is one of the 3.875% Senior Notes due 2026 referred to in the within-mentioned Indenture:
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as U.S. Trustee
By:
Authorized Signatory
Dated: _____________, 20____

A-1-2

Exhibit 4.25
[Back of Note]
3.875% Senior Notes due 2026
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
(1)    Interest.
(a) Sunoco LP, a Delaware limited partnership (the “Issuer”), promises to pay interest on the unpaid principal amount of this Note at 3.875% per annum. The Issuer will pay interest semi-annually in arrears on June 16 and December 16 of each year, beginning on December 16, 2025 or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on this Note will, subject to paragraph (1)(b), accrue from the most recent date to which interest has been paid; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The Issuer will pay interest on overdue principal and premium, if any, from time to time on demand at the rate then in effect to the extent lawful; and it will pay interest on overdue installments of interest (without regard to any applicable grace periods), from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
(b) Notwithstanding anything to the contrary in this paragraph (1), the December 16, 2025 interest payment on the Notes will include the accrued and unpaid interest on the PKI 2026 CAD Notes (as defined in the Offering Memorandum), initially accrued from the last interest payment date on which interest was paid for the PKI 2026 CAD Notes surrendered in exchange therefor, tendered in exchange therefor so that a Holder thereof will receive the same interest payment it would have received had its PKI 2026 CAD Notes not been tendered in the Exchange Offers and Consent Solicitations described in the Offering Memorandum.
(2)    Method of Payment. The Issuer will pay interest on this Note to the Persons who are registered Holders of the Notes at the close of business on the June 1 or December 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Holders of Definitive Notes must surrender their Notes to the Paying Agent to collect payments of principal and premium, if any, due at maturity. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuer maintained for such purpose within Canada, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of, and interest, premium, if any, on, all Global Notes and all other Notes for which the Holders of C$5.0 million or more in principal amount of which have provided wire transfer instructions to an account in the United States to the Issuer or the Paying Agent. Such payment will be in such coin or currency of the Government of Canada as at the time of payment is legal tender for payment of public and private debts.
A-1-3

Exhibit 4.25
(3)    Paying Agent and Registrar. Initially, Computershare Trust Company of Canada, the Canadian Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act in any such capacity.
(4)    Indenture. The Issuer issued this Note under an Indenture dated as of November 7, 2025 (the “Indenture”) among the Issuer, the Guarantors and the Trustees, as one of the “2026 Notes” referred to therein (and are herein referred to as the “Notes”). The terms of the Notes include those stated in the Indenture, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture as it relates to the Notes, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Issuer. The Notes were initially issued in an aggregate principal amount of C$549,406,000.00 on the date of the Indenture. Additional 2026 Notes may be issued thereunder subject to the terms of the Indenture.
(5)    Optional Redemption.
(a)    At any time or from time to time, the Issuer, at its option, may redeem the Notes, in whole or in part, at 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).
(b)    In the event that Holders of not less than 90% of the aggregate principal amount of the outstanding Notes accept a Change of Control Offer or Alternate Offer or other tender offer, and the Issuer purchases all of the Notes held by such Holders, the Issuer will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following the purchase pursuant to the Change of Control Offer, Alternate Offer or other tender offer, to redeem all of the Notes that remain outstanding following such purchase at a redemption price equal to the Change of Control Payment or Alternate Offer or other tender offer price, as applicable, plus, to the extent not included in the Change of Control Payment or Alternate Offer or other tender offer price, as applicable, accrued and unpaid interest thereon to, but excluding, the Redemption Date (subject to the right of the Holders of Notes on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).
(c)    Any such optional redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent. In addition, if such optional redemption is subject to the satisfaction of one or more conditions precedent, the related notice shall describe each such condition, and if applicable, shall state that, in the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied or waived (provided that in no event shall such Redemption Date be delayed to a date later than 60 days after the date on which such notice was sent), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date, or by the Redemption Date as so delayed.
A-1-4

Exhibit 4.25
(d)    Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable Redemption Date.
(6)    Notice of Redemption. Except as set forth in paragraph 5(b) above, notice of redemption will be sent at least 10 days but not more than 60 days before a Redemption Date to each Holder whose Notes are to be redeemed at its registered address (or send electronically, if CDS is the recipient), except that redemption notices may be sent more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture with respect to the Notes. Notes in denominations larger than C$2,000 may be redeemed in part but only in whole multiples of C$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.
(7)    Repurchase at the Option of Holder. If there is a Change of Control with respect to the Notes, the Issuer may be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to C$2,000 or an integral multiple of C$1,000 in excess thereof) of each Holder’s Notes at a purchase price in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest to the date of purchase, subject to the rights of Holders of the Notes on the relevant record date to receive interest due on the relevant Interest Payment Date (the “Change of Control Payment”). Within 30 days following any Change of Control with respect to the Notes, the Issuer will send a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.
(8)    Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of C$2,000 and integral multiples of C$1,000 in excess thereof. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Registrar and the Trustees may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any transfer taxes or similar governmental charges required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
(9)    Persons Deemed Owners. The registered Holder of a Note will be treated as its owner for all purposes.
(10)    Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional 2026 Notes, if any), and any existing Default or Event of Default with respect to the Notes or compliance with any provision of the Indenture or the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional 2026 Notes, if any). Without the consent of any
A-1-5

Exhibit 4.25
Holder of a Note, the Indenture or the Notes or the Note Guarantees may be amended or supplemented for certain purposes as described in the Indenture.
(11)    Defaults and Remedies. If any Event of Default occurs with respect to the Notes and is continuing, the U.S. Trustee or the Holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest, if any, on all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Issuer, as described in the Indenture, the principal of, and accrued and unpaid interest, if any, on all outstanding Notes, will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the U.S. Trustee in its exercise of any trust or power with respect to the Notes. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the U.S. Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration or waive any existing Default or Event of Default with respect to the Notes and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Notes.
(12)    Trustee Dealings with the Issuer. Each of the Trustees, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not a Trustee.
(13)    No Recourse Against Others. None of the Trustees, the General Partner or any past, present or future director, officer, partner, member, employee, incorporator, manager or unit holder or other owner of Equity Interests of the Trustees, the General Partner, the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes and the Note Guarantees.
(14)    Authentication. This Note will not be valid until authenticated by the manual signature of the U.S. Trustee or an authenticating agent.
(15)    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
(16)    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers and corresponding ISIN numbers to be printed on the Notes and the U.S. Trustee may use CUSIP numbers and corresponding ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as
A-1-6

Exhibit 4.25
contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
(17)    Guarantees. The Guarantors have provided the Note Guarantees pursuant to Article 10 of the Indenture that are evidenced by the attached Notation of Guarantee.
(18)    GOVERNING LAW. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.
The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Sunoco LP
8111 Westchester Drive, Suite 400
Dallas, Texas 75225
Attention: Treasurer, Senior Vice President – Finance
A-1-7

Exhibit 4.25
Assignment Form
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _________________________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee2:

    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustees).
A-1-8

Exhibit 4.25
Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.09 of the Indenture, check the appropriate box below:
    ☐ Section 4.09
If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 4.09 of the Indenture, state the amount you elect to have purchased:
C$___________________
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)
Tax Identification No.:

Signature Guarantee3:

    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustees).
A-1-9

Exhibit 4.25
Schedule of Exchanges of Interests in the Global Note4
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of U.S. Trustee or Custodian

    This schedule should be included only if the Note is issued in global form.
A-1-10

Exhibit 4.25
Appendix II
(Form of 2028 Note)
[Insert the Global Note Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Private Placement Legend, if applicable pursuant to the provisions of the Indenture]
[Insert the Canadian Legend, if applicable pursuant to the provisions of the Indenture]
[Face of Note]
CUSIP No. ____
ISIN No. ____
6.000% Senior Notes due 2028
No. ______    C$___________
SUNOCO LP

promises to pay to _______________, or registered assigns, the principal sum of ________________ DOLLARS [or such greater or lesser amount as may be indicated on the attached Schedule of Exchanges of Interests in the Global Note]5 on June 23, 2028.
Interest Payment Dates: June 23 and December 23, commencing December 23, 2025.
Record Dates: June 8 and December 8.
[Signature page follows.]

5    This phrase should be included only if the Note is issued in global form.

Exhibit 4.25
SUNOCO LP
By:    Sunoco GP LLC,
its general partner

By:
Name:
Title:

This is one of the 6.000% Senior Notes due 2028 referred to in the within-mentioned Indenture:
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as U.S. Trustee
By:
Authorized Signatory
Dated: _____________, 20____

Exhibit 4.25
[Back of Note]
6.000% Senior Notes due 2028
Capitalized terms used herein have the meanings assigned to them in the Indenture referred to below unless otherwise indicated.
(1)    Interest.
(a) Sunoco LP, a Delaware limited partnership (the “Issuer”), promises to pay interest on the unpaid principal amount of this Note at 6.000% per annum. The Issuer will pay interest semi-annually in arrears on June 23 and December 23 of each year, beginning on December 23, 2025 or if any such day is not a Business Day, on the next succeeding Business Day (each, an “Interest Payment Date”). Interest on this Note will, subject to paragraph (1)(b), accrue from the most recent date to which interest has been paid; provided that if there is no existing Default in the payment of interest, and if this Note is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. The Issuer will pay interest on overdue principal and premium, if any, from time to time on demand at the rate then in effect to the extent lawful; and it will pay interest on overdue installments of interest (without regard to any applicable grace periods), from time to time on demand at the same rate to the extent lawful. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
(b) Notwithstanding anything to the contrary in this paragraph (1), the December 23, 2025 interest payment on the Notes will include the accrued and unpaid interest on the PKI 2028 CAD Notes (as defined in the Offering Memorandum), initially accrued from the last interest payment date on which interest was paid for the PKI 2028 CAD Notes surrendered in exchange therefor, tendered in exchange therefor so that a Holder thereof will receive the same interest payment it would have received had its PKI 2028 CAD Notes not been tendered in the Exchange Offers and Consent Solicitations described in the Offering Memorandum.
(2)    Method of Payment. The Issuer will pay interest on this Note to the Persons who are registered Holders of the Notes at the close of business on the June 8 or December 8 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.12 of the Indenture with respect to defaulted interest. Holders of Definitive Notes must surrender their Notes to the Paying Agent to collect payments of principal and premium, if any, due at maturity. The Notes will be payable as to principal, premium, if any, and interest at the office or agency of the Issuer maintained for such purpose within Canada, or, at the option of the Issuer, payment of interest may be made by check mailed to the Holders at their addresses set forth in the register of Holders; provided that payment by wire transfer of immediately available funds will be required with respect to principal of, and interest, premium, if any, on, all Global Notes and all other Notes for which the Holders of C$5.0 million or more in principal amount of which have provided wire transfer instructions to an account in the United States to the Issuer or the Paying Agent. Such payment will be in such coin or currency of the Government of Canada as at the time of payment is legal tender for payment of public and private debts.

Exhibit 4.25
(3)    Paying Agent and Registrar. Initially, Computershare Trust Company of Canada, the Canadian Trustee under the Indenture, will act as Paying Agent and Registrar. The Issuer may change any Paying Agent or Registrar without notice to any Holder. The Issuer or any of its Subsidiaries may act in any such capacity.
(4)    Indenture. The Issuer issued this Note under an Indenture dated as of November 7, 2025 (the “Indenture”) among the Issuer, the Guarantors and the Trustees, as one of the “2028 Notes” referred to therein (and are herein referred to as the “Notes”). The terms of the Notes include those stated in the Indenture, and Holders are referred to the Indenture for a statement of such terms. To the extent any provision of this Note conflicts with the express provisions of the Indenture as it relates to the Notes, the provisions of the Indenture shall govern and be controlling. The Notes are unsecured obligations of the Issuer. The Notes were initially issued in an aggregate principal amount of C$380,785,000.00 on the date of the Indenture. Additional 2028 Notes may be issued thereunder subject to the terms of the Indenture.
(5)    Optional Redemption.
(a)    At any time or from time to time, the Issuer, at its option, may redeem the Notes, in whole or in part, at 100% of the principal amount of the Notes to be redeemed, together with accrued and unpaid interest thereon, if any, to, but excluding, the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant Interest Payment Date).
(b)    In the event that Holders of not less than 90% of the aggregate principal amount of the outstanding Notes accept a Change of Control Offer or Alternate Offer or other tender offer, and the Issuer purchases all of the Notes held by such Holders, the Issuer will have the right, upon not less than 10 nor more than 60 days’ prior notice, given not more than 30 days following the purchase pursuant to the Change of Control Offer, Alternate Offer or other tender offer, to redeem all of the Notes that remain outstanding following such purchase at a redemption price equal to the Change of Control Payment or Alternate Offer or other tender offer price, as applicable, plus, to the extent not included in the Change of Control Payment or Alternate Offer or other tender offer price, as applicable, accrued and unpaid interest thereon to, but excluding, the Redemption Date (subject to the right of the Holders of Notes on the relevant record date to receive interest due on an Interest Payment Date that is on or prior to the Redemption Date).
(c)    Any such optional redemption may, at the Issuer’s discretion, be subject to one or more conditions precedent. In addition, if such optional redemption is subject to the satisfaction of one or more conditions precedent, the related notice shall describe each such condition, and if applicable, shall state that, in the Issuer’s discretion, the Redemption Date may be delayed until such time as any or all such conditions shall be satisfied or waived (provided that in no event shall such Redemption Date be delayed to a date later than 60 days after the date on which such notice was sent), or such redemption may not occur and such notice may be rescinded in the event that any or all such conditions shall not have been satisfied or waived by the Redemption Date, or by the Redemption Date as so delayed.

Exhibit 4.25
(d)    Unless the Issuer defaults in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption on the applicable Redemption Date.
(6)    Notice of Redemption. Except as set forth in paragraph 5(b) above, notice of redemption will be sent at least 10 days but not more than 60 days before a Redemption Date to each Holder whose Notes are to be redeemed at its registered address (or send electronically, if CDS is the recipient), except that redemption notices may be sent more than 60 days prior to a Redemption Date if the notice is issued in connection with a defeasance of the Notes or a satisfaction or discharge of the Indenture with respect to the Notes. Notes in denominations larger than C$2,000 may be redeemed in part but only in whole multiples of C$1,000 in excess thereof, unless all of the Notes held by a Holder are to be redeemed.
(7)    Repurchase at the Option of Holder. If there is a Change of Control with respect to the Notes, the Issuer may be required to make an offer (a “Change of Control Offer”) to each Holder to repurchase all or any part (equal to C$2,000 or an integral multiple of C$1,000 in excess thereof) of each Holder’s Notes at a purchase price in cash (the “Change of Control Payment”) equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest to the date of purchase, subject to the rights of Holders of the Notes on the relevant record date to receive interest due on the relevant Interest Payment Date (the “Change of Control Payment”). Within 30 days following any Change of Control with respect to the Notes, the Issuer will send a notice to each Holder setting forth the procedures governing the Change of Control Offer as required by the Indenture.
(8)    Denominations, Transfer, Exchange. The Notes are in registered form without coupons in minimum denominations of C$2,000 and integral multiples of C$1,000 in excess thereof. The transfer of the Notes may be registered and the Notes may be exchanged as provided in the Indenture. The Registrar and the Trustees may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Issuer may require a Holder to pay any transfer taxes or similar governmental charges required by law or permitted by the Indenture. The Issuer need not exchange or register the transfer of any Note or portion of a Note selected for redemption, except for the unredeemed portion of any Note being redeemed in part. Also, the Issuer need not exchange or register the transfer of any Notes for a period of 15 days before a selection of Notes to be redeemed or during the period between a record date and the corresponding Interest Payment Date.
(9)    Persons Deemed Owners. The registered Holder of a Note will be treated as its owner for all purposes.
(10)    Amendment, Supplement and Waiver. Subject to certain exceptions, the Indenture or the Notes or the Note Guarantees may be amended or supplemented with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional 2028 Notes, if any), and any existing Default or Event of Default with respect to the Notes or compliance with any provision of the Indenture or the Notes or the Note Guarantees may be waived with the consent of the Holders of a majority in aggregate principal amount of the then outstanding Notes (including Additional 2028 Notes, if any). Without the consent of any

Exhibit 4.25
Holder of a Note, the Indenture or the Notes or the Note Guarantees may be amended or supplemented for certain purposes as described in the Indenture.
(11)    Defaults and Remedies. If any Event of Default occurs with respect to the Notes and is continuing, the U.S. Trustee or the Holders of at least 30% in aggregate principal amount of the then outstanding Notes may declare the principal of, and accrued and unpaid interest, if any, on all the Notes to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency with respect to the Issuer, as described in the Indenture, the principal of, and accrued and unpaid interest, if any, on all outstanding Notes, will become due and payable immediately without further action or notice. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Notes may direct the U.S. Trustee in its exercise of any trust or power with respect to the Notes. The Holders of a majority in aggregate principal amount of the then outstanding Notes by written notice to the U.S. Trustee may, on behalf of the Holders of all of the Notes, rescind an acceleration or waive any existing Default or Event of Default with respect to the Notes and its consequences under the Indenture except a continuing Default or Event of Default in the payment of interest or premium on, or the principal of, the Notes.
(12)    Trustee Dealings with the Issuer. Each of the Trustees, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not a Trustee.
(13)    No Recourse Against Others. None of the Trustees, the General Partner or any past, present or future director, officer, partner, member, employee, incorporator, manager or unit holder or other owner of Equity Interests of the Trustees, the General Partner, the Issuer or any Guarantor, as such, will have any liability for any obligations of the Issuer or the Guarantors under the Notes, the Indenture, the Note Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Notes and the Note Guarantees.
(14)    Authentication. This Note will not be valid until authenticated by the manual signature of the U.S. Trustee or an authenticating agent.
(15)    Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
(16)    CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers and corresponding ISIN numbers to be printed on the Notes and the U.S. Trustee may use CUSIP numbers and corresponding ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Notes or as

Exhibit 4.25
contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.
(17)    Guarantees. The Guarantors have provided the Note Guarantees pursuant to Article 10 of the Indenture that are evidenced by the attached Notation of Guarantee.
(18)    GOVERNING LAW. THE LAW OF THE STATE OF NEW YORK WILL GOVERN AND BE USED TO CONSTRUE THE INDENTURE, THIS NOTE AND THE NOTE GUARANTEES.
The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:
Sunoco LP
8111 Westchester Drive, Suite 400
Dallas, Texas 75225
Attention: Treasurer, Senior Vice President – Finance

Exhibit 4.25
Assignment Form
To assign this Note, fill in the form below:
(I) or (we) assign and transfer this Note to:
(Insert assignee’s legal name)

(Insert assignee’s soc. sec. or tax I.D. no.)

(Print or type assignee’s name, address and zip code)

and irrevocably appoint _________________________________________________________
to transfer this Note on the books of the Issuer. The agent may substitute another to act for him.
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)

Signature Guarantee6:

    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustees).

Exhibit 4.25
Option of Holder to Elect Purchase
If you want to elect to have this Note purchased by the Issuer pursuant to Section 4.09 of the Indenture, check the appropriate box below:
    ☐ Section 4.09
If you want to elect to have only part of the Note purchased by the Issuer pursuant to Section 4.09 of the Indenture, state the amount you elect to have purchased:
C$___________________
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)
Tax Identification No.:

Signature Guarantee7:

    Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustees).

Exhibit 4.25
Schedule of Exchanges of Interests in the Global Note8
The following exchanges of a part of this Global Note for an interest in another Global Note or for a Definitive Note, or exchanges of a part of another Global Note or Definitive Note for an interest in this Global Note, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Note	Amount of increase in Principal Amount of this Global Note	Principal Amount of this Global Note following such decrease (or increase)	Signature of authorized officer of U.S. Trustee or Custodian

    This schedule should be included only if the Note is issued in global form.